UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2006

Valero GP Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 8, 2006, the Board of Directors (the “Board”) of Valero GP Holdings, LLC (the “Company”) approved the compensation structure for members of the Board. Under the compensation structure, non-employee directors will receive a retainer fee of $30,000 per year, plus $1,000 for each Board and Committee meeting attended in person, and $500 for each Board and Committee meeting attended telephonically. A director who serves as a chairperson of the Audit Committee will receive an additional $10,000. A director who serves as a chairperson of the Compensation Committee or the Nominating/Governance Committee will receive an additional $5,000 annually. Each director will also be reimbursed for expenses of meeting attendance. Directors who are employees of the Company or its affiliates will receive no compensation (other than reimbursement of expenses) for serving as directors.

In addition, a non-employee Chairman of the Board will receive a non-employee Chairman of the Board retainer fee of $30,000 per year. A non-employee Chairman of the Board will receive no fees for attending committee meetings.

Under the compensation structure, the Company will also award restricted Common Units under the Valero GP Holdings, LLC Long-Term Incentive Plan (the “Plan”) to supplement the compensation paid to non-employee directors and to increase their identification with the interests of the Company’s unitholders through ownership of the Company’s Units (“Units”). Each non-employee director will receive from the Plan an annual grant of restricted Units valued at $20,000 that will vest (become nonforfeitable) in equal annual installments over a three-year period.

In the event of a “Change of Control,” as defined in the Plan, all unvested Units of and options previously granted under the Plan will automatically vest and become payable or exercisable. The Plan also contains an antidilution provision providing that, if the Compensation Committee of the Board determines that a change in the Company’s capital structure affects the Units such that an adjustment is appropriate to prevent dilution or enlargement of the benefits intended, then the Compensation Committee will adjust any or all of the number or type of securities subject to outstanding “Awards,” as defined in the Plan.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 8, 2006, William B. Burnett was elected to the Board. Mr. Burnett will serve on the Board's Audit Committee, Compensation Committee and Nominating/Governance Committee.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description	Incorporated by Reference to the Following Document

10.01	Valero GP Holdings, LLC Long-Term Incentive Plan	Valero GP Holdings, LLC’s Current Report on Form 8-K dated July 19, 2006, and filed July 25, 2006, Exhibit 10.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valero GP Holdings, LLC
Date: August 14, 2006	By: /s/ Amy L. Perry Name: Amy L. Perry Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description	Incorporated by Reference to the Following Document

10.01	Valero GP Holdings, LLC Long-Term Incentive Plan	Valero GP Holdings, LLC’s Current Report on Form 8-K dated July 19, 2006, and filed July 25, 2006, Exhibit 10.01